                                                                 EXHIBIT 10.15

                                  GENVEC, INC.

                              AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT



         THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of December 2, 1998 by and among GenVec, Inc., a Delaware corporation (the "Company") and the purchasers of the Company's Class F Convertible Preferred Stock, set forth on SCHEDULE 7 (the "Class F Purchasers"), the stockholders set forth on SCHEDULE 1 (the "Class A and B Purchasers"), the stockholders set forth on SCHEDULE 2 (the "Additional Class B Purchasers"), the stockholders set forth on SCHEDULE 3 (the "Theragen Common Purchasers"), the stockholders set forth on SCHEDULE 4 (the "Theragen Preferred Purchasers"), and together with the Theragen Common Purchasers, the "Theragen Purchasers"), the stockholders set forth on SCHEDULE 5 (the "Class C Purchasers"), the stockholders set forth on SCHEDULE 6 (the "Second Class C Purchasers"), SCIOS, Inc. ("SCIOS"), the Warner-Lambert Company ("Warner-Lambert"), and Ronald G. Crystal, M.D. ("Crystal") (collectively, excluding the Class F Purchasers, referred to as the "Original Investors").


                                   BACKGROUND

         A. The Company and the Class F Purchasers are parties to the Class F Convertible Preferred Stock and Warrant Purchase Agreement (the "Class F Agreement") pursuant to which the Company proposes to sell and issue up to 1,000,000 shares of Class F Preferred Stock and warrants to purchase up to 250,000 shares of Common Stock.

         B. The Company and the Original Investors are parties to the Registration Rights Agreement, dated as of April 22, 1998 (the "Original Agreement"), pursuant to which the Original Investors have certain rights, including but not limited to registration rights.

         C. The Company desires to provide a further inducement to the Class F Purchasers to purchase shares of its Class F Preferred Stock by providing the rights set forth herein.

         D. The Company has requested and the requisite majority of the Registrable Securities (as such term is defined in the Original Agreement) have agreed, pursuant to Section 3.3 of the Original Agreement, to amend and restate in its entirety the Original Agreement, in the manner set forth herein, and hereby agree that this New Agreement shall govern the rights of the Original Investors and the Class F Purchasers to cause the Company to register shares of the Common Stock issuable to the Original Investors and to the Class F Purchasers and certain other matters set forth herein.

         NOW THEREFORE, the parties hereby amend and restate the Original Agreement in its entirety as follows:


                                    SECTION 1

                                  TERMINATIONS

         1.1 CLASS A AND B AGREEMENT. In consideration for the rights granted in this Agreement, the Class A and B Purchasers agree that Section 4.2 and
Section 8 of the Amended and Restated Preferred Stock Purchase Agreement, dated as of May 19, 1993, as amended by Amendment #1, dated as of November 17, 1994 and as further amended by the Amendment and Waiver Agreement, dated as of September 19, 1995 and Amendment #1, dated as of October 3, 1997 (the "Class A and B Agreement") (including all rights and obligations under such sections) are terminated and of no further force and effect. All other sections and portions of the Class A and B Agreement, and all other rights granted to, and all obligations of, the parties under the Class A and B Agreement shall remain in full force and effect.

         1.2 CLASS B AGREEMENT. In consideration for the rights granted in this Agreement, the Additional Class B Purchasers agree that Section 4.2 and
Section 8 of the Preferred Stock Purchase Agreement, dated as of May 26, 1993, as amended by Amendment #1, dated as of November 17, 1994 and as further amended by the Amendment and Waiver Agreement, dated as of September 19, 1995 and Amendment #1, dated October 3, 1997 (the "Class B Agreement") (including all rights and obligations under such sections) are hereby terminated and of no further force and effect. All other sections and portions of the Class B Agreement, and all other rights granted to, and all obligations of, the parties under the Class B Agreement shall remain in full force and effect.

         1.3 CLASS C AGREEMENT. In consideration for the rights granted in this Agreement, the Class C Purchasers agree that Section 4.2 and Section 8 of the Class C Preferred Stock Purchase Agreement, dated as of November 17, 1994, as amended by the Amendment and Waiver Agreement, dated as of September 19, 1995 and Amendment #1, dated October 3, 1997 ( the "Class C Agreement") (including all rights and obligations under such sections) are hereby terminated and of no further force and effect. All other sections and portions of the Class C Agreement, and all other rights granted to, and all obligations of, the parties under the Class C Agreement shall remain in full force and effect.

         1.4 SECOND CLASS C AGREEMENT. In consideration for the rights granted herein, the Second Class C Purchasers agree that Section 4.2 and Section 8 of the Second Class C Preferred Stock Purchase Agreement, dated as of September 19, 1995, as amended by Amendment #1, dated October 3, 1997 (the "Second Class C Agreement") (including all rights and obligations under such sections) are hereby terminated and of no further force and effect. All other sections and portions of the Second Class C Agreement, and all other rights granted to, and all obligations of, the parties under the Second Class C Agreement shall remain in full force and effect.

         1.5 SCIOS AGREEMENT. In consideration for the rights granted herein, SCIOS agrees that Section 14(b), Section 15 and Section 16 of the Warrant Agreement, dated as of May 31, 1996 (the

"SCIOS Agreement") (including all rights and obligations under such sections) are hereby terminated and of no further force and effect. All other sections and portions of the SCIOS Agreement (including without limitation, Section 14(c)) and all rights granted to, and all obligations of, the parties under the SCIOS Agreement shall remain in full force and effect.

         1.6 WARNER-LAMBERT AGREEMENT. In consideration for the rights granted herein, Warner-Lambert agrees that Section 8 of the Stock Purchase Agreement, dated as of July 21, 1997 (the "Warner-Lambert Agreement") (including all rights and obligations under such section) is hereby terminated and of no further force and effect. All other sections and portions of the Warner-Lambert Agreement (including without limitation, Section 7), and all rights granted to, and all obligations of the parties under the Warner-Lambert Agreement shall remain in full force and effect.

         1.7 CRYSTAL AGREEMENT. In consideration for the rights granted herein, Crystal agrees that as of the date hereof Section 12 of the Consulting Agreement, dated as of March 31, 1993, as amended by Option Agreement and Amendment #1 and Waiver, dated as of September 18, 1995 and as further amended by the letter dated August 19, 1997 (the "Crystal Agreement") (including all rights and obligations under such section) is terminated and of no further force and effect.

         1.8 ORIGINAL AGREEMENT. In consideration of the rights granted herein, the Original Agreement is hereby null and void and of no further force and effect and the parties thereto are bound by the terms and conditions of this Agreement.


                                    SECTION 2

                               REGISTRATION RIGHTS

         2.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

             "CLASS A AND B CONVERSION STOCK" shall mean the Common Stock issued or issuable upon conversion of the Class A Preferred Stock issued pursuant to the Class A and B Agreement (the "Class A Preferred") and the Class B Preferred Stock issued pursuant to the Class A and B Agreement and the Class B Agreement (the "Financing Class B Preferred").

             "CLASS A AND B HOLDER" shall mean any Class A and B Purchaser or any Additional Class B Purchaser holding Class A and B Registrable Securities and any person holding Class A and B Registrable Securities to whom the rights under this Section 2 have been transferred in accordance with Section 2.13 of this Agreement.

             "CLASS A AND B REGISTRABLE SECURITIES" shall mean (i) the Class A and B Conversion Stock; and (ii) any Common Stock of the Company issued or issuable in respect of the Class A Preferred and Financing Class B Preferred or other securities issued or issuable pursuant to the conversion of the Class A Preferred and the Financing Class B Preferred, upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (a "Recapitalization") or any Common Stock otherwise issued or issuable with respect to the Class A Preferred and Financing

Class B Preferred, provided, however, that shares of Common Stock or other securities shall no longer be treated as Class A and B Registrable Securities after they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, whether in a registered offering, pursuant to Rule 144 or otherwise.

             "CLASS C CONVERSION STOCK" shall mean the Common Stock issued or issuable upon conversion of the Class C Preferred Stock issued pursuant to the Class C Agreement and the Second Class C Agreement (the "Class C Preferred").

             "CLASS C HOLDER" shall mean any Class C Purchaser or any Second Class C Purchaser holding Class C Registrable Securities and any person holding Class C Registrable Securities to whom the rights under this Section 2 have been transferred in accordance with Section 2.13 of this Agreement.

             "CLASS C REGISTRABLE SECURITIES" shall mean (i) the Class C Conversion Stock; and (ii) any Common Stock of the Company issued or issuable in respect of the Class C Conversion Stock or other securities issued or issuable pursuant to the conversion of the Class C Preferred, upon any Recapitalization or any Common Stock otherwise issued or issuable with respect to the Class C Preferred, provided, however, that shares of Common Stock or other securities shall no longer be treated as Class C Registrable Securities after they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, whether in a registered offering, pursuant to Rule 144 or otherwise.

             "CLASS F CONVERSION STOCK" shall mean the Common Stock issued or issuable upon conversion of the Class F Preferred Stock issued pursuant to the Class F Agreement (the "Class F Preferred").

             "CLASS F HOLDER" shall mean any Class F Purchaser or any person holding Class F Registrable Securities to whom the rights under this Section 2 have been transferred in accordance with Section 2.13 of this Agreement.

             "CLASS F REGISTRABLE SECURITIES" shall mean (i) the Class F Conversion Stock; (ii) any Common Stock of the Company issued or issuable in respect of the Class F Preferred or other securities issued or issuable pursuant to the conversion of the Class F Preferred, upon any Recapitalization or any Common Stock otherwise issued or issuable with respect to the Class F Preferred, provided, however, that shares of Common Stock or other securities shall no longer be treated as Class F Registrable Securities after they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, whether in a registered offering, pursuant to Rule 144 or otherwise.

             "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

             "CONVERSION STOCK" shall mean the Class A and B Conversion Stock, the Theragen Conversion Stock, the Class C Conversion Stock, the SCIOS Conversion Stock, the Warner-Lambert Conversion Stock, the Crystal Conversion Stock and the Class F Conversion Stock.

             "CRYSTAL CONVERSION STOCK" shall mean the Common Stock issued or issuable upon vesting of the Restricted Stock (as defined in the Crystal Agreement) and upon exercise of the Option (as defined in the Crystal Agreement).

             "CRYSTAL HOLDER" shall mean Crystal (so long as he holds any Crystal Registrable Securities) and any person holding Crystal Registrable Securities to whom rights under this Section 2 have been transferred in accordance with Section 2.13 of this Agreement.

             "CRYSTAL REGISTRABLE SECURITIES" shall mean (i) the Crystal Conversion Stock; and (ii) any Common Stock of the Company issued or issuable in respect of the Crystal Conversion Stock or other securities issued or issuable pursuant to the vesting or conversion of the Restricted Stock or Option, upon any Recapitalization or any Common Stock otherwise issued or issuable with respect to the Restricted Stock or Option, provided, however, that shares of Common Stock or other securities shall no longer be treated as Crystal Registrable Securities after they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, whether in a registered offering, pursuant to Rule 144 or otherwise.

             "DEMAND HOLDER" shall mean any Class A and B Holder, Theragen Preferred Holder, Class C Holder or Class F Holder.

             "DEMAND REGISTRABLE SECURITIES" shall mean the Class A and B Registrable Securities, Theragen Preferred Registrable Securities, the Class C Registrable Securities and the Class F Registrable Securities.

             "HOLDER" shall mean any Class A and B Holder, Theragen Holder, Class C Holder, SCIOS Holder, Warner-Lambert Holder, Crystal Holder or Class F Holder.

             "INITIATING HOLDERS" shall mean (i) Class A and B Holders of not less than 50% of the Class A and B Registrable Securities; (ii) Theragen Preferred Holders of greater than 50% of the Theragen Preferred Registrable Securities; (iii) Class C Holders of not less than 50% of the Class C Registrable Securities; or (iv) Class F Holders of not less than 50% of the Class F Registrable Securities.

             "PREFERRED" means Class A Preferred, Class B Preferred, Class C Preferred, the Warner-Lambert Preferred and the Class F Preferred.

             "PURCHASERS" means the Class A and B Purchasers, the Additional Class B Purchasers, the Theragen Purchasers, the Class C Purchasers, the Second Class C Purchasers, SCIOS, Warner-Lambert, Crystal and the Class F Purchasers.

             "REGISTRABLE SECURITIES" means the Class A and B Registrable Securities, the Theragen Registrable Securities, the Class C Registrable Securities, the SCIOS Registrable Securities, the Warner-Lambert Registrable Securities, the Crystal Registerable Securities and the Class F Registrable Securities.

             The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

             "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 2.5, 2.6 and 2.7 including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the reasonable fees and expenses of one counsel for all Demand Holders in the event of the exercise of any demand registration provided for in Section 2.5.

             "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legend set forth in Section 2.3.

             "S-3 HOLDER" shall mean the Class A and B Holders, the Theragen Preferred Holders, the Class C Holders, the SCIOS Holders, the Warner-Lambert Holders and the Class F Holders.

             "S-3 INITIATING HOLDERS" shall mean (i) Class A and B Holders of greater than 50% of the Class A and B Registrable Securities, (ii) Theragen Preferred Holders of greater than 50% of the Theragen Preferred Registrable Securities, (iii) Class C Holders and Class F Holders of greater than 50% of the Class C Registrable Securities and Class F Registrable Securities, (iv) SCIOS Holders of greater than 80% of the SCIOS Registrable Securities, or (v) Warner-Lambert Holders of greater than 80% of the Warner-Lambert Registrable Securities.

             "S-3 REGISTRABLE SECURITIES" shall mean Class A and B Registrable Securities, Theragen Preferred Registrable Securities, Class C Registrable Securities, SCIOS Registrable Securities, Warner-Lambert Registrable Securities and Class F Registrable Securities.

             "SCIOS CONVERSION STOCK" shall mean the Common Stock issued or issuable upon exercise of the warrant granted pursuant to the SCIOS Agreement.

             "SCIOS HOLDER" shall mean SCIOS (so long as it holds any SCIOS Registrable Securities) and any person holding SCIOS Registrable Securities to whom the rights under this Section 2 have been transferred in accordance with
Section 2.13 of this Agreement.

             "SCIOS REGISTRABLE SECURITIES" shall mean (i) the SCIOS Conversion Stock; and (ii) any Common Stock of the Company issued or issuable in respect of the SCIOS Conversion Stock or other securities issued or issuable pursuant to the exercise of the warrant granted pursuant to the SCIOS Agreement, upon any Recapitalization or Common Stock otherwise issued or issuable with respect to the warrant granted pursuant to the SCIOS Agreement, provided, however, that shares of Common Stock or other securities shall no longer be treated as SCIOS Registrable Securities after they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, whether in a registered offering, pursuant to Rule 144 or otherwise.

             "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

             "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth above, all reasonable fees and disbursements of counsel for any Holder.

             "THERAGEN COMMON CONVERSION STOCK" shall mean the Common Stock issued pursuant the Theragen Agreement.

             "THERAGEN COMMON HOLDER" shall mean any Theragen Common Purchaser holding Theragen Common Registrable Securities and any person holding Theragen Common Registrable Securities to whom the rights under this Section 2 have been transferred in accordance with Section 2.13 of this Agreement.

             "THERAGEN COMMON REGISTRABLE SECURITIES" shall mean (i) the Theragen Common Conversion Stock; and (ii) any Common Stock of the Company issued or issuable in respect of the Theragen Common Conversion Stock or upon any Recapitalization, provided, however, that shares of Common Stock or other securities shall no longer be treated as Theragen Common Registrable Securities after they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, whether in a registered offering, pursuant to Rule 144 or otherwise.

             "THERAGEN CONVERSION STOCK" shall mean the Theragen Common Conversion Stock and the Theragen Preferred Conversion Stock.

             "THERAGEN HOLDER" shall mean the Theragen Common Holder and the Theragen Preferred Holder.

             "THERAGEN PREFERRED CONVERSION STOCK" shall mean the Common Stock issued or issuable upon conversion of the Class B Preferred Stock issued pursuant the Theragen Agreement (the "Theragen Preferred," and together with the Financing Class B Preferred, the "Class B Preferred").

             "THERAGEN PREFERRED HOLDER" shall mean any Theragen Preferred Purchaser holding Theragen Preferred Registrable Securities and any person holding Theragen Preferred Registrable

Securities to whom the rights under this Section 2 have been transferred in accordance with Section 2.13 of this Agreement.

             "THERAGEN PREFERRED REGISTRABLE SECURITIES" shall mean (i) the Theragen Preferred Conversion Stock; and (ii) any Common Stock of the Company issued or issuable in respect of the Theragen Preferred Conversion Stock or other securities issued or issuable pursuant to the conversion of the Theragen Preferred, upon any Recapitalization or any Common Stock otherwise issued or issuable with respect to the Theragen Preferred, provided, however, that shares of Common Stock or other securities shall no longer be treated as Theragen Preferred Registrable Securities after they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, whether in a registered offering, pursuant to Rule 144 or otherwise.

             "THERAGEN REGISTRABLE SECURITIES" shall mean the Theragen Common Registrable Securities and the Theragen Preferred Registrable Securities.

             "WARNER-LAMBERT CONVERSION STOCK" shall mean the Common Stock issued or issuable pursuant to and the Common Stock issued or issuable upon conversion of the preferred stock of the Company issued pursuant to the Warner-Lambert Agreement (the "Warner-Lambert Preferred").

             "WARNER-LAMBERT HOLDER" shall mean Warner-Lambert (so long as it holds any Warner-Lambert Registrable Securities) and any person holding Warner-Lambert Registrable Securities to whom the rights under this Section 2 have been transferred in accordance with Section 2.13 of this Agreement.

             "WARNER-LAMBERT REGISTRABLE SECURITIES" shall mean (i) the Warner-Lambert Conversion Stock; and (ii) any Common Stock of the Company issued or issuable in respect of the Warner-Lambert Conversion Stock or other securities issued or issuable pursuant to the conversion of the Warner-Lambert Preferred, upon any Recapitalization or any Common Stock otherwise issued or issuable with respect to the Warner-Lambert Preferred, provided, however, that shares of Common Stock or other securities shall no longer be treated as Warner-Lambert Registrable Securities after they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, whether in a registered offering, pursuant to Rule 144 or otherwise.

         2.2 RESTRICTIONS ON TRANSFERABILITY. The Preferred and the Conversion Stock shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Purchaser will cause any proposed purchaser, assignee, transferee, or pledgee of the Preferred or Conversion Stock held by a Purchaser to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 2.

         2.3 RESTRICTIVE LEGEND. Each certificate representing the Preferred, the Conversion Stock and any other securities issued in respect of the Preferred or the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 2.4 below) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

             THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED
             FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

             Each Purchaser and Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Preferred or the Conversion Stock in order to implement the restrictions on transfer established in this Section 2.3.

         2.4 NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership or (ii) in transactions involving the distribution without consideration of Restricted Securities by any of the Purchasers to any of its partners, or retired partners, or to the estate of any of its partners or retired partners), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and, if requested by the Company, shall be accompanied, at such holder's expense, by either (i) an unqualified written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or
(ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. It is agreed that the Company will not request an opinion of counsel for the holder for transactions made in reliance on Rule 144 under the Securities Act except in unusual circumstances, the existence of which shall be determined in good faith by the Board of Directors of the Company, and in any case the Company will not request an opinion of counsel for the holder for transactions made in reliance on Rule 144(k) under the Securities Act. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section
2.3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

         2.5      REQUESTED REGISTRATION.

                  (a) REQUEST FOR REGISTRATION. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to Demand Registrable Securities on a form of registration statement other than Form S-2 or Form S-3 (or any successor form to Form S-3), the Company will:

                           (i) promptly give written notice of the proposed
registration, qualification or compliance to all other Demand Holders; and

                           (ii) as soon as practicable, use its diligent
efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Demand Registrable Securities as are specified in such request, together with all or such portion of the Demand Registrable Securities of any Demand Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this
Section 2.5:

                                (A) In any particular jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                (B) On or prior to (i) December 1, 1998 if the
closing of the initial public offering of the Company's Common Stock (the "IPO") has not occurred on or prior to such date;

                                (C) During the period starting with the date
sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                                (D) Unless the anticipated aggregate offering
price, net of underwriting discounts and commissions, of all Demand Registered Securities sought to be registered by all Initiating Holders pursuant to this
Section 2.5, would exceed $5,000,000;

                                (E) After the Company has effected three such
registrations pursuant to this subparagraph 2.5(a), and such registrations have been declared or ordered effective and the securities offered pursuant to such registrations have been sold;

                               (F) If the Company shall furnish to the
Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 2.5 shall be deferred for a period not to exceed 90 days from the date of receipt of written request from the Initiating Holders, provided, however, that the Company shall not exercise the right to defer registration granted pursuant to this paragraph (F) more than one time in any twelve month period.

         Subject to the foregoing clauses (A) through (F), the Company shall file a registration statement covering the Demand Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

                  (b) UNDERWRITING. In the event that a registration pursuant to Section 2.5 is for a registered public offering involving an underwriting, the Company shall so advise the Demand Holders as part of the notice given pursuant to Section 2.5(a)(i). In such event, the right of any Demand Holder to registration pursuant to Section 2.5 shall be conditioned upon such Demand Holder's participation in the underwriting arrangements required by this
Section 2.5, and the inclusion of such Demand Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

         The Company shall (together with all Demand Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this Section 2.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then (i) first the securities other than the Demand Registrable Securities and (ii) next the securities requested to be registered by the Company, shall be excluded from such registration. If a limitation of the number of shares is thereafter still required, the Initiating Holders shall so advise all Demand Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Demand Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Demand Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Demand Holder to the nearest 100 shares.

         If any Demand Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. Any securities excluded or withdrawn from such underwriting, in the event that such underwriting represents the initial underwritten public offering of the Company's securities, shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require. If by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Demand Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Demand Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities calculated in the same manner used in this Section 2.5(b) in determining the allocation of shares to be sold when subject to an underwriter limitation.

         2.6      COMPANY REGISTRATION.

                  (a) NOTICE OF REGISTRATION. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

                      (i) give to each Holder at least 30 days prior written notice thereof; and

                      (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder;

provided, however, that the Company shall not be obligated to take such actions with respect to any SCIOS Holder if such registration is to be effected on any form other than a registration statement or Form S-3 (or any successor form to Form S-3).

                  (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.6(a)(i). In such event the right of any Holder to registration pursuant to Section 2.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit (or exclude entirely) the shares held by other holders of registration rights, and following exclusion of such shares, the Registrable Securities to be included in such registration; provided, however, in no event shall any shares being sold by a stockholder exercising a demand registration right similar to that granted in Section 2.5 be excluded from such offering in a manner inconsistent with provisions similar to Section 2.5(b). The Company shall advise all Holders and other holders exercising their registration rights to distribute their securities through such underwriting of any such limitation, and shall first limit (or exclude entirely) the shares held by holders of registration rights (other than the Holders), and following exclusion of such shares, the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders exercising their registration rights in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders. If any Holder or holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting, in the event that such underwriting represents the initial underwritten public offering of the Company's securities, shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

                  (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

         2.7      REGISTRATION ON FORM S-3.

                  (a) If any S-3 Initiating Holder or Holders requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the S-3 Registrable Securities, and the Company is a registrant entitled to use Form S-3 to register the S-3 Registrable Securities for such an offering, the Company shall: (i) promptly give written notice of the proposed registration to all other S-3 Holders of Registrable Securities and (ii) use its best efforts to cause, as soon as practicable, all S-3 Registrable Securities to be registered as may be so requested for the offering on such form and to cause such S-3 Registrable Securities to be qualified in such jurisdictions as the S-3 Initiating Holder or other S-3 Holders may reasonably request. The substantive provisions of Section 2.5(b) shall be applicable to each registration initiated under this Section 2.7.

                  (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or
(ii) if the Company shall furnish to such S-3 Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by such S-3 Initiating Holders, provided, however, that the Company shall not exercise the right to defer registration granted by this subparagraph (b)(ii) more than once in any twelve month period.

                  (c) Notwithstanding the foregoing, (i) this Section 2.7 shall not apply to any SCIOS Holder, and no SCIOS Holder shall have any right or obligation under this Section 2.7 until

June 1, 1999 and (ii) the Company shall not be required to include SCIOS Registration Securities in more than one (1) registration pursuant to Section 2.7.

                  (d) Notwithstanding the foregoing, (i) this Section 2.7 shall apply to any Warner-Lambert Holder, and Warner-Lambert Holder shall have rights and obligations pursuant to this Section 2.7, only if such Warner-Lambert Holder is unable to sell the Warner-Lambert Registrable Securities within eighteen (18) months after the end of the Restriction Period (as defined in the Warner-Lambert Agreement) pursuant to Rules 144(k) (or a successor rule) under the Securities Act or pursuant to Section 2.6, (ii) the Company shall not be required to include Warner-Lambert Registrable Securities in more than one (1) registration pursuant to this Section 2.7, and (iii) the Company shall not be required to include any Warner-Lambert Registrable Securities in any registration pursuant to this Section 2.7 unless the expected net proceeds to Warner-Lambert exceeds $5,000,000.

         2.8      EXPENSES OF REGISTRATION.

                  (a) All Registration Expenses incurred in connection with all registrations pursuant to Sections 2.5 and 2.6, shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other Registration Expenses shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

                  (b) All Registration Expenses and Selling Expenses incurred in connection with a registration pursuant to Section 2.7 shall be borne pro rata by the Holder or Holders requesting the registration on Form S-2 or Form S-3 according to the number of Registrable Securities included in such registration.

         2.9 REGISTRATION PROCEDURES. The Company will keep each Holder whose Registrable Securities are included in any registration pursuant to this Agreement advised as to the initiation and completion of such registration. At its expense the Company will with all deliberate speed:

                  (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the Registration Statement has been completed;

                  (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                  (c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

         2.10      INDEMNIFICATION.

                  (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to the Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

                  (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. In no event shall any indemnity under this Section 2.10 exceed the proceeds from the offering received by such Holder.

                  (c) Each party entitled to indemnification under this
Section 2.10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.10 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be liable for indemnification hereunder with respect to any settlement or consent to judgment, in connection with any claim or litigation to which these indemnification provisions apply, that has been entered into without the prior consent of the Indemnifying Party (which consent will not be unreasonably withheld).

                  (d) If the indemnification provided for in this Section 2.10 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the untrue statement or omission or alleged untrue statement or omission that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder.

         2.11 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by it or them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.11.

         2.12 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its diligent efforts to:

                  (i) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                  (ii) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (iii) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         2.13 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted Purchasers under Sections 2.5, 2.6 and
2.7 may be assigned (i) in connection with transactions involving the distribution without consideration of Registrable Securities by any of the Purchasers to any of its partners, affiliates (as defined under the Securities
Act), members or retired partners or the estate of any of its partners, affiliates (as defined under the Securities Act), members or retired partners, or (ii) to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by a Purchaser, provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws,

Sections 2.3 and 2.4 and as to Warner-Lambert, Section 7 of the Warner-Lambert Agreement and as to SCIOS, Section 14(c) of the SCIOS Agreement, and (b) such assignee or transferee acquires at least 100,000 shares of the applicable Conversion Stock (adjusted for stock splits, stock dividends, stock recombinations and the like after the date of this Agreement).

         2.14 STANDOFF AGREEMENT. Each Holder agrees in connection with the Company's initial public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any securities of the Company (other than those securities included in the registration) without the prior written consent of the Investor or the underwriters managing such initial underwritten public offering of the Company's securities (the "Managing Underwriter") for one hundred eighty (180) days from the effective date of such registration, and
(2) further agrees to execute any agreement reflecting (1) above as may be requested by the Managing Underwriter, provided that the officers and directors of the Company who own stock of the Company also agree to such restrictions. Each Holder shall cause any proposed purchaser, assignee, transferee or pledgee of any shares held by such Holder to agree to take and hold such securities subject to this Section 2.14.

                                    SECTION 3

                                  MISCELLANEOUS

         3.1 GOVERNING LAW. This Agreement shall be governed in all respects by the internal laws of the State of Delaware.

         3.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         3.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the full and entire understanding and agreement and supersedes any existing agreement between the parties with regard to the subject matter hereof, including without limitation any understanding or agreement relating to registration set forth in the Class A and B Agreement, the Class B Agreement, the Theragen Agreement, the Class C Agreement, the Second Class C Agreement, the SCIOS Agreement, the Crystal Agreement, Section 8 of the Warner-Lambert Agreement and in Section 14(c) (but excluding the restrictions on transfer and/or legend requirements) of the SCIOS Agreement. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that (i) both (a) Demand Holders of sixty-six and two thirds percent (66-2/3%) of Class A and B Registrable Securities, Theragen Preferred Registrable Securities and Class C Registrable Securities and (b) Demand Holders of sixty-six and two-thirds percent (66-2/3%) of Class A and B Registrable Securities, Theragen Preferred Registrable Securities, Class C Registrable Securities and Class F Registrable Securities may, with the Company's written consent, waive, modify, or amend on behalf of all holders any provision of Section 2.5, (ii) Holders of sixty-six and two thirds percent (66-2/3%) of the Registrable Securities may, with the Company's written consent, waive, modify, or amend on behalf of all holders any provision of Section 2.6, (iii) both (a) S-3 Holders of sixty-six and two-thirds percent (66-2/3%) of Class A and B Registrable Securities, Theragen Preferred Registrable Securities, Class C Registrable Securities and Warner-Lambert Registrable Securities and (b) S-3 Holders of sixty-six and two-thirds percent (66-2/3%) of Class A and B Registrable Securities, Theragen Preferred Registrable Securities, Class C Registrable Securities, Warner-Lambert Registrable Securities and Class F Registrable Securities may, with the Company's written consent, waive, modify, or amend on behalf of all holders any provision of Section 2.7 (other than Section 2.7(c) and Section 2.7(d)), (iv) SCIOS may, with the Company's written consent, waive, modify, or amend Section 1.5 and Section 2.7(c), (v) Warner-Lambert may, with the Company's written consent, waive, modify, or amend Section 1.6 and Section 2.7(d), (vi) the Holders of sixty-six and two thirds percent (66-2/3%) of the Class A Preferred Stock and Class B Preferred Stock (on an as converted to Common Stock basis) issued pursuant to the Class A and B Agreement may, with the Company's written consent, waive, modify, or amend
Section 1.1, (vii) the Holders of sixty-six and two thirds percent (66-2/3%) of the Class B Preferred Stock (on an as converted to Common Stock basis) issued pursuant to the Class B Agreement may, with the Company's written consent, waive, modify, or amend Section 1.2, (viii) the Holders of a majority of the Class C Preferred Stock (on an as converted to Common Stock basis) issued pursuant to the Class C Agreement may, with the Company's written consent, waive, modify, or amend Section 1.3, (ix) the Holders of a majority of the Class C Preferred Stock (on an as converted to Common Stock basis) issued pursuant to the Second Class C Agreement may, with the Company's written consent, waive, modify, or amend Section 1.4, (x) the Holders of a majority of the Crystal Conversion Stock may, with the Company's written consent, waive, modify, or amend Section 1.7 and (xi) Holders of a majority of Registrable Securities may, with the Company's written consent, waive, modify, or amend Section 2 (other than Section 2.5, Section 2.6 and Section 2.7) and
Section 3 (other than Section 3.3(i), (ii), (iii), (iv), (v), through (x)). Notwithstanding the above, in the event of an amendment or a waiver that would adversely affect the holders of Class F Convertible Preferred Stock in a manner differently than holders of Preferred Stock generally, then the approval of a majority of the then outstanding Class F Preferred Stock is required.

         3.4 NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Purchaser, at such address as the Purchaser shall have furnished to the Company in writing, (b) if to any other Holder at such address as such Holder shall have furnished the Company in writing, or, until any such Holder so furnishes an address to the Company, then to and at the address of the last Holder of such shares who has so furnished an address to the Company, or (c) if to the Company, at 5615 Fishers Lane, Rockville, Maryland 20852 addressed to the attention of the Chief Executive Officer, or at such other address as the Company shall have furnished to the Purchasers. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally or sent by telegram, telefax or telex (receipt confirmed), or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as described above, or if sent by electronic mail, then one business day following delivery. Notwithstanding anything in this

Agreement to the contrary, a consent, waiver, modification or amendment delivered by electronic mail shall be effective.

         3.5 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any holder of any Registrable Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing and as set forth in Section 3.3 above. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative. Except as expressly provided herein, no delay or omission to exercise any right, power, or remedy occurring to the Company, upon any breach or default of the holder under this Agreement, shall impair any such right, power, or remedy of the Company, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Company of any breach of default under this Agreement, or any waiver on the part of the Company of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to the Company, shall be cumulative and not alternative.

         3.6 EXPENSES. The Company and each Purchaser shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby (except as otherwise provided herein) and any amendments or waivers hereto.

         3.7 ATTORNEYS' FEES. In the event of any litigation in a court of competent jurisdiction arising in connection with this Agreement and the transactions contemplated hereby, the prevailing party in judgment shall be entitled to recover reasonable legal fees and costs in connection with such action.

         3.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         3.9 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         3.10 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

         3.11 INAPPLICABILITY OF CERTAIN SECTIONS TO WARNER-LAMBERT. Sections 2.2, 2.3 and 2.4 shall not apply to the Warner-Lambert Preferred and the Warner-Lambert Conversion Stock, and instead the provisions of Section 7 of the Warner-Lambert Agreement shall continue to govern the transferability of such shares. All provisions of the Warner-Lambert Agreement (except Section 8, which is superseded by this Agreement) shall continue in full force and effect.

         The foregoing New Agreement is hereby executed as of the date first written above.

                             "COMPANY"

                             GENVEC, INC.
                             a Delaware corporation


                             By:      /s/ Paul Fischer
                                      ----------------------------------------
                                      Paul Fischer, Ph.D.
                                      President and Chief Executive Officer

                             ARCH VENTURE FUND, LIMITED PARTNERSHIP

                             By: ARCH Development Corporation
                                 General Partner


                             By:      /s/ Steven Lazarus
                                      ----------------------------------------
                                      Name:
                                      Title:

                             ARCH VENTURE FUND II, L.P.

                             By:ARCH Management Partners II, L.P.
                             General Partner

                             By:ARCH Venture Partners, L.P.
                                            General Partner

                             By:ARCH Venture Corporation
                                            General Partner


                             By:      /s/ Steven Lazarus
                                      ----------------------------------------
                                      Name:
                                      Title:

                             BETTY S. BARDIGE


                             By:      /s/ Richard Segal
                                      ----------------------------------------
                                                     Richard D. Segal
                                                     Attorney-In-Fact

               [AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENTS]

                             EDWARD BENZ


                             By:      /s/ Edward Benz
                                      ----------------------------------------


                             BIOTECH GROWTH SA


                             By:      /s/ H. Graf and /s/A. B
                                      ----------------------------------------
                                      Name:
                                      Title:


                             CANAAN CAPITAL LIMITED PARTNERSHIP

                             By:      Canaan Capital Management L.P.
                                      General Partner

                             By:      Canaan Capital Partners L.P.
                                      General Partner


                             By:      /s/ Harry Rein
                                      ----------------------------------------
                                      Harry T.  Rein
                                      Managing General Partner

                             CANAAN CAPITAL OFFSHORE LIMITED
                                      PARTNERSHIP, C.V.

                             By:      Canaan Capital Management L.P.
                                      General Partner

                             By:      Canaan Capital Partners L.P.
                                      General Partner


                             By:      /s/ Harry Rein
                                      ----------------------------------------
                                      Harry T. Rein
                                      Managing General Partner



               [AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENT]

                             CANAAN S.B.I.C., L.P.

                             By:      Canaan S.B.I.C. Partners, L.P.
                                      General Partner


                             By:      /s/ Harry Rein
                                      ----------------------------------------
                                      Harry T. Rein
                                      Managing General Partner


                             WESLEY CHURCH


                             /s/ Wesley K. Church
                             -------------------------------------------------


                             CIP CAPITAL L.P.


                             By:      /s/ Joseph M. Corr
                                      ----------------------------------------
                                      Name:
                                      Title:


                             THE CIT GROUP/VENTURE CAPITAL, INC.


                             By:      /s/ Bruce Schnekinvin
                                      ----------------------------------------
                                      Name:
                                      Title:



                             MARTIN D. CLEARY


                             /s/ Martin D. Cleary
                             -------------------------------------------------

                             HERBERT J. CONRAD


                             /s/ Herbert J. Conrad
                             -------------------------------------------------

               [AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENT]

                             DIFCO, INC.


                             By:
                                     -----------------------------------------
                                     Name:
                                     Title:


                             ENTERPRISE DEVELOPMENT FUND, L.P.


                             By:     /s/ Thomas Porter
                                     -----------------------------------------
                                     Thomas S. Porter
                                     General Partner


                             ENTERPRISE DEVELOPMENT FUND LIMITED
                                      PARTNERSHIP


                             By:
                                     -----------------------------------------
                                     Thomas S. Porter
                                     General Partner


                             ENTERPRISE DEVELOPMENT FUND LIMITED
                                     PARTNERSHIP


                             By:
                                     -----------------------------------------
                                      Thomas S. Porter
                                      General Partner


                             CHRISTOPHER EVANS


                             -------------------------------------------------





               [AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENT]

                             DAVID J. FINK



                             -------------------------------------------------


                             FOURTH GENERATION PARTNERS



                             By:      /s/ Richard Segal
                                     -----------------------------------------
                                      Richard D. Segal
                                      Managing Partner


                             GENENTECH, INC.


                             By:      /s/ Cynthia J. Ladd
                                     -----------------------------------------
                                      Name:  Cynthia J. Ladd
                                      Title:    Vice President, Corporate Law



                             JOSEPH C. GLOROSIO, III


                             /s/ Joseph C. Glorosio, III
                             -------------------------------------------------


                             HILLMAN MEDICAL VENTURES 1992 L.P.

                             By:      Hillman/Dover Limited
                                      Partnership, General Partner

                             By:      Wilmington Securities, Inc.
                                      General Partner of Hillman/Dover Limited
                                      Partnership


                             By:      /s/ Richard H. Brown
                                     -----------------------------------------
                                      Darlene Clarke
                                      Vice President



               [AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENT]

                             HILLMAN MEDICAL VENTURES 1993 L.P.

                             By:      Hillman/Dover Limited
                                      Partnership, General Partner

                             By:      Wilmington Securities, Inc.
                                      General Partner of Hillman/Dover Limited
                                      Partnership


                             By:      /s/ Richard H. Brown
                                      ----------------------------------------
                                      Darlene Clarke
                                      Vice President

                             HILLMAN MEDICAL VENTURES 1994 L.P.

                             By:      Hillman/Dover Limited Partnership
                                      General Partner

                             By:      Wilmington Securities, Inc.
                                      General Partner of Hillman/Dover Limited
                                      Partnership


                             By:      /s/ Richard H. Brown
                                      ----------------------------------------
                                      Darlene Clarke
                                      Vice President


                             LEAF HUANG


                             /s/ Leaf Huang
                             -------------------------------------------------


                             KATHERINE B. KAUFMAN


                             /s/ Katherine B. Kaufman
                             -------------------------------------------------


                             WILMA P. MCCLEVE


                             /s/ Wilma P. McCleve
                             -------------------------------------------------

               [AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENT]

                             MINDFUL PARTNERS


                             By:      /s/ Stuart Rudick
                                      ----------------------------------------
                                      Stuart Rudick
                                      General Partner


                             HENRY F. & RUTH F. PEAR, TENANTS IN
                                     ENTIRETIES


                             By:      /s/ Henry F. Pear
                                      ----------------------------------------
                                      Henry F. Pear


                             By:      /s/ Ruth F. Pear
                                      ----------------------------------------
                                      Ruth F. Pear


                             PRINCE VENTURE PARTNERS III, L.P.

                             By:      PRINCE VENTURE, L.P.
                                      General Partner


                             By:      /s/ Gregory F. Zaic
                                      ----------------------------------------
                                      Gregory Zaic
                                      General Partner


                             PRISM PARTNERS I


                             By:      /s/ Jerard M. Weintraub
                                      ----------------------------------------
                                      Jerry Weintraub
                                      General Partner


               [AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENT]

                             QUAI LIMITED


                             By:      /s/ D. Liardet
                                      ----------------------------------------
                                      Dominique Liardet
                                      Attorney-In-Fact


                             PAUL ROBBINS


                             /s/ Paul Robbins
                             -------------------------------------------------


                             JOEL SCHUR


                             /s/ Joel Schur
                             -------------------------------------------------


                             SIERRA VENTURE IV, L.P.

                             By:      SV ASSOCIATES IV, L.P.
                                      General Partner


                             By:      /s/ Petri Vainio
                                      ----------------------------------------
                                      Petri Vainio
                                      General Partner


                             SIERRA VENTURES INTERNATIONAL IV, L.P.

                             By:      SV ASSOCIATES IV, L.P.
                                      General Partner


                             By:      /s/ Petri Vainio
                                      ----------------------------------------
                                      Petri Vainio
                                      General Partner

               [AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENT]

                             JERRY W. SMITH, PH.D.


                             /s/ Jerry W. Smith
                             -------------------------------------------------


                             STATE OF MICHIGAN RETIREMENT SYSTEM

                             By: State Treasurer of the State of Michigan, Custodian of the Michigan Public School Employees' Retirement System, State Employees' Retirement System, Michigan State Police Retirement System, and Michigan Judges Retirement System



                             By:      /s/ Linda Rose
                                      ----------------------------------------
                                      Paul E. Rice
                                      Administrator, Alternative
                                      Investment Division


                             PETER A. WARD


                             /s/ Peter Ward
                             -------------------------------------------------


                             WARNER-LAMBERT COMPANY


                             By:
                                      ----------------------------------------
                                      Name:
                                      Title:







               [AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENT]

                             ROBERT WILLIAMSON



                             /s/ R. Williamson
                             -------------------------------------------------



















               [AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENT]

                             RONALD G. CRYSTAL, M.D.


                             /s/ Ronald Crystal
                             ----------------------------------------


































               [AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENT]

                             SCIOS, INC.






                             By:    /s/ John Newman
                                    --------------------------------------
                                    Name:
                                    Title:




































               [AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENT]

                             HIGHLAND CAPITAL PARTNERS IV LIMITED PARTNERSHIP

                             By: Highland Management Partners IV, LLC Its General Partner


                             By:      /s/ Robert F. Higgins
                                      -----------------------------------------
                                      Name:
                                      Title:


                             HIGHLAND ENTREPRENEURS' FUND IV LIMITED PARTNERSHIP

                             By: Highland Entrepreneurs' Fund IV, LLC, Its General Partner


                             By:      /s/ Robert F. Higgins
                                      -----------------------------------------
                                      Name:
                                      Title:



















               [AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENT]

                             NEAL DELUCA


                             /s/ Neal Deluca
                             ----------------------------------------



































               [AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENT]

                                   SCHEDULE 1
                                   ----------

         Arch Venture Fund Limited Partnership
         Arch Venture Fund II, L.P.
         Genentech, Inc.
         Hillman Medical Ventures 1992, L.P.
         Hillman Medical Ventures 1993, L.P.
         Prince Venture Partners III, L.P.
         Sierra Ventures IV, L.P.
         Sierra Ventures International IV, L.P.

                                   SCHEDULE 2
                                   ----------

         Arch Venture Fund Limited Partnership
         Arch Venture Fund II, L.P.

                                   SCHEDULE 3
                                   ----------

         Edward Benz
         Wesley Church
         Martin P. Cleary
         Herbert J. Conrad
         Neal DeLuca
         Enterprise Development Fund Limited Partnership
         Christopher Evans
         David J. Fink
         Joseph C. Glorosio, III
         Leaf Huang
         Katherine B. Kaufman
         Wilma P. McCleve
         Paul Robbins
         Jerry W. Smith, Ph.D.
         Peter A. Ward
         Warner-Lambert Company
         Robert Williamson

                                   SCHEDULE 4
                                   ----------

         Difco, Inc.
         Enterprise Development Fund Limited Partnership
         Joel Schur
         Warner-Lambert Company

                                   SCHEDULE 5
                                   ----------

         Arch Venture Fund II, L.P.
         Enterprise Development Fund, L.P.
         Genentech, Inc.
         Hillman Medical Ventures 1994, L.P.
         Prince Venture Partners III, L.P.
         Sierra Ventures IV, L.P.
         Sierra Ventures International IV, L.P.

                                   SCHEDULE 6
                                   ----------

         Betty S. Bardige
         Biotech Growth SA
         Canaan Capital Limited Partnership
         Canaan Capital Offshore Limited Partnership, C.V.
         Canaan S.B.I.C., L.P.
         CIP Capital L.P.
         The CIT Group/Venture Capital, Inc.
         Fourth Generation Partners
         Mindful Partners, L.P.
         Prism Partners I, L.P.
         Quai Limited
         State of Michigan Retirement System
         Henry and Ruth Pear

                                   SCHEDULE 7
                                   ----------

         Highland Capital Partners IV Limited Partnership
         Highland Entrepreneurs' Fund IV Limited Partnership